Exhibit 4.23

_________________________________________________

SUPPLEMENTARY AGREEMENT TO EQUITY INTEREST TRANSFER AGREEMENT

OF

UNIMOS MICROELECTRONICS (SHANGHAI) CO., LTD.

_________________________________________________

April 19, 2024

This Supplementary Agreement to Equity Interest Transfer Agreement (this "Supplementary Agreement") is executed by the following parties in Qingpu District, Shanghai, PRC on April 19, 2024 ("Execution Date").

Party A: ChipMOS TECHNOLOGIES (BVI) LTD.

Registered Address: Vistra Corporate Services Centre, Wickhams Cay II, Road Town, Tortola, VG1110, British Virgin Islands

Party B1: Suzhou Oriza PuHua ZhiXin Equity Investment Partnership (L.P.)

Registered Address: Room 101, Building 18, No. 183 Suhong East Road, Suzhou Industrial Park, Suzhou Area, China (Jiangsu) Pilot Free Trade Zone

Party B2: Suzhou Puhua Chuanxin Venture Capital Partnership (Limited Partnership)

Registered Address: Room 102, Building 18, No. 183 Suhong East Road, Suzhou Industrial Park, Suzhou City, Jiangsu Province

Party B3: Suzhou Puhua Xincheng Venture Capital Partnership (Limited Partnership)

Registered Address: Room 102, Building 18, No. 183 Suhong East Road, Suzhou Industrial Park, Suzhou Area, China (Jiangsu) Pilot Free Trade Zone

Party B4: Suzhou Xingwei Enterprise Management Partnership (Limited Partnership)

Registered Address: 2F, Room 202, No. 111 Suhong West Road, Suzhou Industrial Park, Suzhou Area, China (Jiangsu) Pilot Free Trade Zone

Party B5: Gongqingcheng Yuanjing Venture Capital Fund Partnership Enterprise (Limited Partnership) (formerly known as "Gongqingcheng Yuanyan Venture Capital Partnership (Limited Partnership)")

Registered Address: Jijin Town, Gongqing City, Jiujiang City, Jiangxi Province

Party B6: Guangdong Core Future Phase I Venture Capital Fund Partnership (Limited Partnership)

Registered Address: Room 704, Building A10, No.233 Science Avenue, Huangpu District, Guangzhou

Party B7: Xiamen Dili Hongxin Venture Capital Partnership Enterprise (Limited Partnership) (formerly known as "Xiamen Dili Hongxin Equity Investment Partnership (Limited Partnership)")

Registered Address: Unit 431 H, 4F, Building C, Xiamen International Shipping Center, No. 93 Xiangyu Road, Xiamen Area, China (Fujian) Pilot Free Trade Zone

Party B8: Zhuhai Hongcun Zhengxin Enterprise Management Partnership (Limited Partnership)

Registered Address: 7F, No. 49 Shishan Village, Hengqin, Zhuhai

Party B9: Zhuhai Hongcun Lixin Enterprise Management Partnership (Limited Partnership)

Registered Address: Unit 102, 1F, No. 30 Shishan Village, Hengqin, Zhuhai

Party B10: Zhuhai Hongcun Yuxin Enterprise Management Partnership (Limited Partnership)

Registered Address: 6F, No. 49 Shishan Village, Hengqin, Zhuhai

Party B11: Zhuhai Hongcun Runxin Enterprise Management Partnership (Limited Partnership)

Registered Address: Unit 101, 1F, No. 30 Shishan Village, Hengqin, Zhuhai

Party C1: Yangzhou Junchun Venture Capital Partnership (Limited Partnership)

Registered Address: Room 211, Building 4, Huaduhui Business Center, No. 195 Shouxihu Road, Chengbei Street, Shugang-Slender West Lake Scenic Area, Yangzhou City

Party C2: Tianjin Hengding Investment Partnership (L.P.)

Registered Address: 1-924-10, Xiyuan Plaza, Tianjin Pilot Free Trade Zone (Central Business District)

Party B1, Party B2, Party B3, Party B4, Party B5, Party B6, Party B7, Party B8, Party B9, Party B10 and Party B11 are collectively referred to as "Party B." Party C1 and Party C2 are collectively referred to as "Party C." Party A and any party of Party B and Party C are each referred to as a "Party" and collectively referred to as the "Parties."

WHEREAS:

1.
Unimos Microelectronics (Shanghai) Co., Ltd. (hereinafter referred to as the "Target Company" or the "Company") is a limited liability company duly registered and validly existing under the Laws of the PRC. As of the Execution Date of this Agreement, the registered address of the Target Company is at No. 9688, Songze Avenue, Block C, Qingpu Industrial Zone, Shanghai, with CHENG WEIHUA as its legal representative and with registered capital of RMB2,468,843,599.

2.
On December 21, 2023, Party A and Party B entered into the Equity Interest Transfer Agreement of Unimos Microelectronics (Shanghai) Co., Ltd. (hereinafter referred to as the "Equity Transfer Agreement," the details of which can be found in the attahchment), pursuant to which Party A agreed to transfer its 45.0242% equity interest in the Target Company to Party B. On the same day, Party B8 entered into an equity interest transfer agreement with each of the Strategic Investors respectively (hereinafter referred to as the "Agreements on Equity Interest Transfer by Strategic Investors), pursuant to which Party B8 agreed to acquire 4.0357% equity interest in the Target Company held by the Strategic Investors. Party A entered into an Abbreviated Agreement with each Party B on December 21, 2023 (hereinafter referred to as the "Original Abbreviated Agreement"), which is used for the purpose of administrative procedures such as Change of Registration.

3.
On December 22, 2023, Party B5 changed its name from Gongqingcheng Yuanyan Venture Capital Partnership (Limited Partnership) to Gongqingcheng Yuanjing Venture Capital Fund Partnership Enterprise (Limited Partnership). On December 27, 2023, Party B7 changed its name from Xiamen Dili Hongxin Equity Investment Partnership (Limited Partnership) to Xiamen Dili Hongxin Venture Capital Partnership Enterprise (Limited Partnership).

4.
Party C1 and Party C2 are fully aware of and acknowledge the contents and provisions of the Equity Transfer Agreement. Based on the fact that Party B2 is no longer the transferee under the Equity Transfer Agreement, along with the subsequent adjustment of the percentage of equity interest allocated to Party B3 and Party B4, Party C1 and Party C2, as the new transferees, shall be entitled to the rights and assume and obligations of Party B under the Equity Transfer Agreement.

NOW THEREFORE, based on the principle of equality and mutual benefits, the Parties have reached the following Supplementary Agreement regarding the change of contractual parties and the adjustment of the percentage of equity interest transferred under this Transaction.

1.
Under the Equity Transfer Agreement, the details of the transfer of 45.0242% equity interest in the Target Company held by Party A to Party B are as follows:

Transferor	Transferee	Transferred Equity Interest	Corresponding Transfer Price (Renminbi)
Party A	Party B1	Equity interest corresponding to a registered capital of RMB197,507,608 (representing 8.0000% of the equity interest in the Target Company)	174,000,000.00
	Party B2	Equity interest corresponding to a registered capital of RMB57,265,855 (representing 2.3195% of the equity interest in the Target Company)	50,450,000.00
	Party B3	Equity interest corresponding to a registered capital of RMB76,051,780 (representing	67,000,000.00

Transferor	Transferee	Transferred Equity Interest	Corresponding Transfer Price (Renminbi)
		3.0805% of the equity interest in the Target Company)
	Party B4	Equity interest corresponding to a registered capital of RMB64,189,972 (representing 2.6000% of the equity interest in the Target Company)	56,550,000.00
	Party B5	Equity interest corresponding to a registered capital of RMB192,399,652 (representing 7.7931% of the equity interest in the Target Company)	169,500,000.00
	Party B6	Equity interest corresponding to a registered capital of RMB54,484,857 (representing 2.2069% of the equity interest in the Target Company)	48,000,000.00
	Party B7	Equity interest corresponding to a registered capital of RMB148,130,705 (representing 6.0000% of the equity interest in the Target Company)	130,500,000.00
	Party B8	Equity interest corresponding to a registered capital of RMB79,293,239 (representing 3.2118% of the equity interest in the Target Company)	69,856,650.00
	Party B9	Equity interest corresponding to a registered capital of RMB79,351,150 (representing 3.2141% of the equity interest in the Target Company)	69,906,675.00
	Party B10	Equity interest corresponding to a registered capital of RMB89,090,744 (representing 3.6086% of the equity interest in the Target Company)	78,487,050.00
	Party B11	Equity interest corresponding to a registered capital of RMB73,811,062 (representing 2.9897% of the equity interest in the Target Company)	65,025,975.00

2.
The Parties agree to make the following amendments to the transferors and transferees of the Target Equity Interest, the percentage of equity interest to be transferred and the consideration thereof under the Equity Transfer Agreement, with all other contents remaining unchanged: the equity interest of the Target Company to be acquired by Party B3 from Party A shall be adjusted to the equity interest corresponding to a registered capital of RMB11,351,012 (representing 0.4598% of the equity interest in the Target Company), for a transfer price of RMB10,000,000.00; the equity interest of the Target Company to be acquired by Party B4 from Party A shall be adjusted to the equity interest corresponding to a registered capital of RMB106,188,716 (representing 4.3011% of the equity interest in the Target Company), for a transfer price of RMB93,550,000.00; Party C1 shall acquire the equity interest of the Target Company held by Party A corresponding to a registered capital of RMB57,265,855 (representing 2.3195% of the equity interest in the Target Company), for a transfer price of RMB50,450,000.00; and Party C2 shall acquire the equity interest of the Target Company held by Party A corresponding to a registered capital of RMB22,702,024 (representing 0.9196% of the equity interest in the Target Company), for a transfer price of RMB20,000,000.00. Following the aforementioned amendments, the details of the revised transfer of 45.0242% equity interest in the Target Company held by Party A to Party B and Party C are as follows:

Transferor	Transferee	Transferred Equity Interest	Corresponding Transfer Price (Renminbi)
Party A	Party B1	Equity interest corresponding to a registered capital of RMB197,507,608 (representing 8.0000% of the equity interest in the Target Company)	174,000,000.00
	Party B3	Equity interest corresponding to a registered capital of RMB11,351,012 (representing 0.4598% of the equity interest in the Target Company)	10,000,000.00
	Party B4	Equity interest corresponding to a registered capital of RMB106,188,716 (representing 4.3011% of the equity interest in the Target Company)	93,550,000.00
	Party B5	Equity interest corresponding to a registered capital of RMB192,399,652 (representing 7.7931% of the equity interest in the Target Company)	169,500,000.00
	Party B6	Equity interest corresponding to a registered capital of RMB54,484,857 (representing 2.2069% of the equity interest in the Target Company)	48,000,000.00
	Party B7	Equity interest corresponding to a registered capital of RMB148,130,705 (representing 6.0000% of the equity interest in the Target Company)	130,500,000.00
	Party B8	Equity interest corresponding to a registered capital of RMB79,293,239 (representing 3.2118% of the equity interest in the Target Company)	69,856,650.00
	Party B9	Equity interest corresponding to a registered capital of RMB79,351,150 (representing 3.2141% of the equity interest in the Target Company)	69,906,675.00
	Party B10	Equity interest corresponding to a registered capital of RMB89,090,744 (representing 3.6086% of the equity interest in the Target Company)	78,487,050.00

Transferor	Transferee	Transferred Equity Interest	Corresponding Transfer Price (Renminbi)
	Party B11	Equity interest corresponding to a registered capital of RMB73,811,062 (representing 2.9897% of the equity interest in the Target Company)	65,025,975.00
	Party C1	Equity interest corresponding to a registered capital of RMB57,265,855 (representing 2.3195% of the equity interest in the Target Company)	50,450,000.00
	Party C2	Equity interest corresponding to a registered capital of RMB22,702,024 (representing 0.9196% of the equity interest in the Target Company)	20,000,000.00

3.
From the Closing Date, the subscribed capital contribution and shareholding ratio of each shareholder in the Company will be changed as follows:

Shareholder's Name	Registered Capital (Renminbi)	Shareholding Ratio (%)
Controlling Shareholders	1,257,630,666	50.9401
Suzhou Oriza PuHua ZhiXin Equity Investment Partnership (L.P.)	197,507,608	8.0000
Suzhou Puhua Xincheng Venture Capital Partnership (Limited Partnership)	11,351,012	0.4598
Suzhou Xingwei Enterprise Management Partnership (Limited Partnership)	106,188,716	4.3011
Gongqingcheng Yuanjing Venture Capital Fund Partnership Enterprise (Limited Partnership)	192,399,652	7.7931
Guangdong Core Future Phase I Venture Capital Fund Partnership (Limited Partnership)	54,484,857	2.2069
Xiamen Dili Hongxin Venture Capital Partnership Enterprise (Limited Partnership)	148,130,705	6.0000
Zhuhai Hongcun Zhengxin Enterprise Management Partnership (Limited Partnership)	178,929,548	7.2475
Zhuhai Hongcun Lixin Enterprise Management Partnership (Limited Partnership)	79,351,150	3.2141
Zhuhai Hongcun Yuxin Enterprise Management Partnership (Limited Partnership)	89,090,744	3.6086
Zhuhai Hongcun Runxin Enterprise Management Partnership (Limited Partnership)	73,811,062	2.9897
Yangzhou Junchun Venture Capital Partnership (Limited Partnership)	57,265,855	2.3195
Tianjin Hengding Investment Partnership (L.P.)	22,702,024	0.9196
Total	2,468,843,599	100.0000

4.
Based on the execution of this Supplementary Agreement, the Parties agree that Party A, the adjusted Party B and Party C specified within this Supplementary Agreement shall individually execute the abbreviated agreement attached hereto, aligning with the adjusted shareholding ratio. The Original Abbreviated Agreement enterned into by Party A and the adjusted Party B prior to the adjustment shall be terminated upon the execution of the new abbreviated agreement.

5.
The contact information of Party C is as follows:

Party C1:

Yangzhou Junchun Venture Capital Partnership (Limited Partnership)

Attention:Yilei Wen

Address:No. 49, Lane 383, Zizhu Road, Pudong District, Shanghai

Contact number:

E-mail:

Party C2

Tianjin Hengding Investment Partnership (L.P.)

Attention:Peng Zhang

Address: Unit 905-907, MSD-B2, Second Street, TEDA Development Zone, Binhai New Area, Tianjin

Contact number:

E-mail:

6.
The Parties agree that this Supplementary Agreement shall become effective upon being signed by the legal representatives or authorized representatives of the Parties and affixed with their respective company seals.

7.
This Supplementary Agreement serves as a supplementary and amended agreement to the Equity Transfer Agreement between the Parties involved in this Supplementary Agreement, and has the same legal effect as the Equity Transfer Agreement. In the event of any inconsistency between the provisions of this Supplementary Agreement and the Equity Transfer Agreement, the provisions of this Supplementary Agreement shall prevail. Matters not addressed in this Supplementary Agreement shall be implemented in accordance with the provisions of the Equity Transfer Agreement.

8.
Unless otherwise defined in this Supplementary Agreement, the terms, wordings and meanings set forth in the Equity Transfer Agreement shall apply to this Supplementary Agreement.

9.
This Supplementary Agreement is made in seventeen (17) counterparts, with each Party retaining one (1) original copy. Other copies will be used for registration purposes (if necessary), and each copy shall have the same legal effect.

[Signature Page Follows]

[This page serves as the signature page for the Supplementary Agreement to Equity Interest Transfer Agreement of Unimos Microelectronics (Shanghai) Co., Ltd.. There is no text provided below.]

ChipMOS TECHNOLOGIES (BVI) LTD.

By: ___________________________

[This page serves as the signature page for the Supplementary Agreement to Equity Interest Transfer Agreement of Unimos Microelectronics (Shanghai) Co., Ltd.. There is no text provided below.]

Suzhou Oriza PuHua ZhiXin Equity Investment Partnership (L.P.) (Seal)

By: ___________________________

[This page serves as the signature page for the Supplementary Agreement to Equity Interest Transfer Agreement of Unimos Microelectronics (Shanghai) Co., Ltd.. There is no text provided below.]

Suzhou Puhua Chuanxin Venture Capital Partnership (Limited Partnership) (Seal)

By: ___________________________

[This page serves as the signature page for the Supplementary Agreement to Equity Interest Transfer Agreement of Unimos Microelectronics (Shanghai) Co., Ltd.. There is no text provided below.]

Suzhou Puhua Xincheng Venture Capital Partnership (Limited Partnership) (Seal)

By: ___________________________

[This page serves as the signature page for the Supplementary Agreement to Equity Interest Transfer Agreement of Unimos Microelectronics (Shanghai) Co., Ltd.. There is no text provided below.]

Suzhou Xingwei Enterprise Management Partnership (Limited Partnership) (Seal)

By: ___________________________

[This page serves as the signature page for the Supplementary Agreement to Equity Interest Transfer Agreement of Unimos Microelectronics (Shanghai) Co., Ltd.. There is no text provided below.]

Gongqingcheng Yuanjing Venture Capital Fund Partnership Enterprise (Limited Partnership) (Seal)

By: ___________________________

[This page serves as the signature page for the Supplementary Agreement to Equity Interest Transfer Agreement of Unimos Microelectronics (Shanghai) Co., Ltd.. There is no text provided below.]

Guangdong Core Future Phase I Venture Capital Fund Partnership (Limited Partnership) (Seal)

By: ___________________________

[This page serves as the signature page for the Supplementary Agreement to Equity Interest Transfer Agreement of Unimos Microelectronics (Shanghai) Co., Ltd.. There is no text provided below.]

Xiamen Dili Hongxin Venture Capital Partnership Enterprise (Limited Partnership) (Seal)

By: ___________________________

[This page serves as the signature page for the Supplementary Agreement to Equity Interest Transfer Agreement of Unimos Microelectronics (Shanghai) Co., Ltd.. There is no text provided below.]

Zhuhai Hongcun Zhengxin Enterprise Management Partnership (Limited Partnership) (Seal)

By: ___________________________

[This page serves as the signature page for the Supplementary Agreement to Equity Interest Transfer Agreement of Unimos Microelectronics (Shanghai) Co., Ltd.. There is no text provided below.]

Zhuhai Hongcun Lixin Enterprise Management Partnership (Limited Partnership) (Seal)

By: ___________________________

[This page serves as the signature page for the Supplementary Agreement to Equity Interest Transfer Agreement of Unimos Microelectronics (Shanghai) Co., Ltd.. There is no text provided below.]

Zhuhai Hongcun Yuxin Enterprise Management Partnership (Limited Partnership) (Seal)

By: ___________________________

[This page serves as the signature page for the Supplementary Agreement to Equity Interest Transfer Agreement of Unimos Microelectronics (Shanghai) Co., Ltd.. There is no text provided below.]

Zhuhai Hongcun Runxin Enterprise Management Partnership (Limited Partnership) (Seal)

By: ___________________________

[This page serves as the signature page for the Supplementary Agreement to Equity Interest Transfer Agreement of Unimos Microelectronics (Shanghai) Co., Ltd.. There is no text provided below.]

Yangzhou Junchun Venture Capital Partnership (Limited Partnership) (Seal)

By: ___________________________

[This page serves as the signature page for the Supplementary Agreement to Equity Interest Transfer Agreement of Unimos Microelectronics (Shanghai) Co., Ltd.. There is no text provided below.]

Tianjin Hengding Investment Partnership (L.P.) (Seal)

By: ___________________________